EXHIBIT (24) 4
                                POWER OF ATTORNEY

The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Lawrence B. Connors, and each of them severally, her true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1998 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 20th day of January, 1999.


                                       /s/ Molly Shi Boren
                                           Molly Shi Boren
                                           Director




Subscribed and sworn to before me this 20th day of January, 1999.


                                       /s/ Judy A. Hall
                                           Notary Public

My Commission Expires:       7-20-1999

EXHIBIT (24) 4
                                POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Lawrence B. Connors, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1998 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 20th day of January, 1999.


                                       /s/ Donald M. Carlton
                                           Dr. Donald M. Carlton
                                           Director

Subscribed and sworn to before me this 20th day of January, 1999.

                                       /s/ Judy A. Hall
                                           Notary Public

My Commission Expires: 7-20-1999

EXHIBIT (24) 4
                                POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Lawrence B. Connors, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1998 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 20th day of January, 1999.


                                       /s/ T.J. Ellis
                                           T.J. Ellis
                                           Director

Subscribed and sworn to before me this 20th day of January, 1999.


                                       /s/ Judy A. Hall
                                           Notary Public

My Commission Expires:       7-20-1999

EXHIBIT (24) 4
                                POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Lawrence B. Connors, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1998 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 20th day of January, 1999.


                                       /s/ Joe H. Foy
                                           Joe H. Foy
                                           Director

Subscribed and sworn to before me this 20th day of January, 1999.


                                       /s/ Judy A. Hall
                                           Notary Public

My Commission Expires:  7-20-1999

EXHIBIT (24) 4
                                POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Lawrence B. Connors, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1998 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 20th day of January, 1999.


                                       /s/ William R. Howell
                                           William R. Howell
                                           Director

Subscribed and sworn to before me this 20th day of January, 1999.


                                       /s/ Judy A. Hall
                                           Notary Public

My Commission Expires:       7-20-1999

EXHIBIT (24) 4
                                POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Lawrence B. Connors, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1998 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 20th day of January, 1999.


                                       /s/ Robert W. Lawless
                                           Dr. Robert W. Lawless
                                           Director




Subscribed and sworn to before me this 20th day of January, 1999.


                                       /s/ Judy A. Hall
                                           Notary Public

My Commission Expires:       7-20-1999

EXHIBIT (24) 4
                                POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Lawrence B. Connors, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1998 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 20th day of January, 1999.


                                       /s/ James L. Powell
                                           James L. Powell
                                           Director


Subscribed and sworn to before me this 20th day of January, 1999.


                                       /s/ Judy A. Hall
                                           Notary Public

My Commission Expires:       7-20-1999

EXHIBIT (24) 4
                                POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Lawrence B. Connors, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1998 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 20th day of January, 1999.


                                       /s/ Richard L. Sandor
                                           Dr. Richard L. Sandor
                                           Director



Subscribed and sworn to before me this 20th day of January, 1999.


                                       /s/ Judy A. Hall
                                           Notary Public

My Commission Expires:       7-20-1999

EXHIBIT (24) 4
                                POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Lawrence B. Connors, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1998 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 20th day of January, 1999.


                                       /s/ T.V. Shockley III
                                           Thomas V. Shockley III
                                           President, Chief Operating Officer
                                           and Director



Subscribed and sworn to before me this 20th day of January, 1999.


                                       /s/ Judy A. Hall
                                           Notary Public

My Commission Expires:       7-20-1999